UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2007

Whitestone REIT (Exact Name of Registrant as Specified in Its Charter)
Hartman Commercial Properties REIT (Former Name of Registrant)

Maryland	000-50256	76-0594970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1450 West Sam Houston Parkway North, Suite 111 Houston, Texas 77043
(Address of principal executive offices)
(Zip Code)

(713) 827-9595
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On April 11, 2007 Whitestone REIT, formerly known as Hartman Commercial Properties REIT, issued a press release announcing an important legal victory. The United States District Court for the Southern District of Texas issued a Preliminary Injunction prohibiting the REIT’s former chairman and CEO, Allan R. Hartman, from proceeding with a proxy consent solicitation in which he was attempting to remove the REIT’s present board members.

The Court also affirmed that changes made by the REIT’s Board of Trustees to its bylaws and declaration of trust on December 2, 2006 were permissible and valid under the anti-takeover statutes of the state of Maryland, where the REIT was formed. The Court’s Order is subject to reconsideration and appeal.

A copy of the press release is furnished herewith as Exhibit 99.1 to the Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press Release, dated April 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT

Dated: April 11, 2007	By:	/s/ James C. Mastandrea
Name: James C. Mastandrea Title: Interim Chief Executive Officer